================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                                  FOSSIL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-19848                75-2018505
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

            2280 N. Greenville Avenue
                Richardson, Texas                                75082
     ----------------------------------------                  ----------
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 14, 2006, Fossil, Inc. (the "Company") issued a press release announcing certain preliminary financial results for the fiscal quarter ended October 7, 2006. A copy of this press release is attached hereto as
Exhibit 99.1.

         The information in this Current Report and the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

ITEM 8.01.  OTHER EVENTS.

REVIEW OF EQUITY GRANT PRACTICES

         The Company also announced on November 14, 2006 that a committee made up of all independent members of its Board of Directors (the "Special Committee") is voluntarily reviewing the Company's equity granting practices. The Special Committee has just recently commenced a search for independent legal counsel to assist in the review. Based on the current status of the Special Committee's review, the Company does not expect that it will be in a position to file its report on Form 10-Q for the period ended October 7, 2006 in a timely manner. The Company plans to become current on its periodic reports required under the Securities and Exchange Act of 1934, as amended, as soon as practical following the completion of the Special Committee's review.

PURPORTED SHAREHOLDER DERIVATIVE LAWSUITS

         Two shareholder derivative lawsuits have been filed in federal court naming the Company as a nominal defendant and naming all of the Company's current directors and certain of its current and former officers and directors as defendants. The first suit was filed on September 13, 2006 and the second was filed on October 26, 2006. The complaints allege purported violations of federal securities laws and state law claims for breach of fiduciary duty, abuse of control, constructive fraud, corporate waste, unjust enrichment and gross mismanagement in connection with certain stock option grants made by the Company. The Company and its directors have reviewed the allegations and intend to respond when appropriate.

         The Company does not intend to file further Current Reports on Form 8-K describing additional lawsuits, if any, which are based on allegations substantially similar to those contained in the complaints described above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

99.1     Press Release dated November 14, 2006 (furnished, not filed).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 14, 2006

                                                   FOSSIL, INC.

                                                   By: /s/ Mike L. Kovar
                                                       -------------------------
                                                       Mike L. Kovar
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   --------------------------------------
99.1          Press Release dated November 14, 2006.

                                        4